EXHIBIT 99.1

PGi SaaS Products Revenue Up Over 50% in Second Quarter 2014;
Total Revenues Up Over 9% to $144.3M, Non-GAAP Diluted EPS from Continuing Ops $0.23*

Company Reiterates 2014 Financial Outlook, Including Accelerated SaaS Growth Investments;
Projects 2014 Free Cash Flow to Exceed $1.00 Per Share*

ATLANTA – July 17, 2014 – Premiere Global Services, Inc. (NYSE: PGI), a leading global provider of collaboration software and services for over 20 years, today announced results for the second quarter ended June 30, 2014.

In the second quarter of 2014, net revenues increased 9.2% to $144.3 million, compared to $132.2 million in the second quarter of 2013. Diluted EPS from continuing operations was $0.13 in the second quarter of 2014, compared to diluted EPS from continuing operations of $0.17 in the second quarter of 2013. Non-GAAP diluted EPS from continuing operations was $0.23* in the second quarter of 2014, compared to non-GAAP diluted EPS from continuing operations of $0.20* in the second quarter of 2013.

“We are pleased with the continuing solid trends in our global business and, in particular, the increasing momentum in sales of our SaaS-based collaboration products,” said Boland T. Jones, PGi founder, chairman and CEO. “We generated SaaS revenue of approximately $12 million in the second quarter, representing over 50% year-over-year growth and our highest sequential increase ever in this important revenue category. We ended the quarter with strong sales pipelines and an annual revenue run-rate of over $48 million from these high-value, high-margin products. Consistent with our ongoing strategy, we plan to accelerate our investments in driving higher sales of these next-generation collaboration products this year, as we work to further accelerate the positive transition in our business toward a SaaS model.”

Six Month Results

In the first six months of 2014, net revenues grew nearly 10% to $287.5 million, compared to $261.7 million in the first six months of 2013. Diluted EPS from continuing operations was $0.24 in the first six months of 2014, compared to diluted EPS from continuing operations of $0.33 in the first six months of 2013. Non-GAAP diluted EPS from continuing operations was $0.45* in the first six months of 2014, compared to non-GAAP diluted EPS from continuing operations of $0.39* in the first six months of 2013.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on current business trends and current foreign currency exchange rates, and assuming no additional acquisitions, PGi continues to anticipate that results for 2014 will be within the financial outlook ranges it provided on April 24, 2014—net revenues from continuing operations are projected to be in the range of $565-$575 million and non-GAAP diluted EPS from continuing operations is projected to be in the range of $0.85-$0.88—and free cash flow is projected to exceed $1.00 per share*. The Company continues to anticipate that it will reinvest excess earnings this year in product, sales and marketing initiatives designed to accelerate sales of its collaboration software applications and its transition to a SaaS model.

PGi will host a conference call today at 5:00 p.m., Eastern Time to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 205-6705 (U.S. and Canada) or (913) 312-0726 (International), participant passcode 9783896. The conference call will simultaneously be webcast. Please visit pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations, free cash flow and organic growth. Management defines "free cash flow" as net cash provided by operating activities from continuing operations, less capital expenditures. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi has been a leading global provider of collaboration software and services for over 20 years. PGi’s cloud-based software applications empower business users to connect, collaborate and share ideas and information from their desktop, tablet or smartphone, enabling greater productivity in the office or on the go. PGi has a global presence in 25 countries, and its award-winning solutions provide a collaborative advantage to over 45,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, PGi has hosted more than 1.1 billion people from 137 countries in over 250 million virtual meetings. For more information, visit PGi at pgi.com.

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Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties, many of which are beyond our control. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in PGi's forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of PGi's SaaS products, including iMeet® and GlobalMeet®; our ability to attract new customers and to retain and further penetrate our existing customers; our ability to establish and maintain strategic reseller and distribution relationships; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime, including undetected errors or defects in our software; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security and privacy of our customers' confidential information; future write-downs of goodwill or other intangible assets; greater than anticipated tax and regulatory liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; indemnification claims from the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings made with the Securities and Exchange Commission, including but not limited to the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2013. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We do not undertake any obligation to update or to release publicly any revisions to forward-looking statements contained in this press release to reflect events or circumstances occurring after the date of this press release or the date of the statement, if a different date, or to reflect the occurrence of unanticipated events.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Net revenues	$144,287	$132,178	$287,526	$261,670
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	59,001	56,856	118,543	112,363
Selling and marketing	37,593	34,382	75,429	68,545
General and administrative (exclusive of expenses
shown separately below)	19,070	16,186	37,005	31,679
Research and development	4,616	3,831	9,121	7,554
Excise and sales tax expense	-	77	-	77
Depreciation	8,885	8,331	17,551	16,570
Amortization	2,484	392	4,967	854
Restructuring costs	-	131	-	201
Asset impairments	-	54	-	198
Net legal settlements and related expenses	-	220	-	313
Acquisition-related costs	1,786	212	3,691	239
Total operating expenses	133,435	120,672	266,307	238,593

Operating income	10,852	11,506	21,219	23,077

Other (expense) income:
Interest expense	(2,385)	(1,527)	(4,485)	(3,328)
Interest income	11	50	20	71
Other, net	(36)	188	255	218
Total other expense	(2,410)	(1,289)	(4,210)	(3,039)

Income from continuing operations before income taxes	8,442	10,217	17,009	20,038
Income tax expense	2,309	2,109	5,606	4,749
Net income from continuing operations	6,133	8,108	11,403	15,289

Loss from discontinued operations, net of taxes	(118)	(133)	(183)	(236)

Net income	$6,015	$7,975	$11,220	$15,053

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	45,859	46,204	46,121	46,146

Basic net income (loss) per share (1)
Continuing operations	$0.13	$0.18	$0.25	$0.33
Discontinued operations	-	-	-	(0.01)
Net income per share	$0.13	$0.17	$0.24	$0.33

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	46,550	46,720	46,784	46,618

Diluted net income (loss) per share
Continuing operations	$0.13	$0.17	$0.24	$0.33
Discontinued operations	-	-	-	(0.01)
Net income per share	$0.13	$0.17	$0.24	$0.32

(1)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, in thousands, except per share data)

	June 30,	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and equivalents	$31,926	$44,955
Accounts receivable (less allowances of $768 and $760, respectively)	88,465	78,481
Prepaid expenses and other current assets	15,895	22,645
Income taxes receivable	3,712	2,316
Deferred income taxes, net	692	4,390
Total current assets	140,690	152,787

PROPERTY AND EQUIPMENT, NET	105,894	105,724

OTHER ASSETS
Goodwill	341,524	341,382
Intangibles, net of amortization	75,041	78,637
Deferred income taxes, net	2,403	1,957
Other assets	17,382	17,621
TOTAL ASSETS	$682,934	$698,108

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$62,554	$51,994
Income taxes payable	2,423	2,648
Accrued taxes, other than income taxes	9,271	11,190
Accrued expenses	34,348	34,402
Current maturities of long-term debt and capital lease obligations	1,821	1,719
Accrued restructuring costs	544	2,104
Deferred income taxes, net	28	171
Total current liabilities	110,989	104,228

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	251,937	272,467
Accrued restructuring costs	-	77
Accrued expenses	29,587	29,570
Deferred income taxes, net	19,334	18,881
Total long-term liabilities	300,858	320,995

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
47,375,315 and 48,338,335 shares issued and outstanding, respectively	479	483
Additional paid-in capital	444,691	457,913
Accumulated other comprehensive gain	11,377	11,169
Accumulated deficit	(185,460)	(196,680)
Total shareholders' equity	271,087	272,885
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$682,934	$698,108

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, in thousands)

	Six Months Ended
	June 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$11,220	$15,053
Loss from discontinued operations, net of taxes	183	236
Net income from continuing operations	11,403	15,289
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	17,551	16,570
Amortization	4,967	854
Amortization of debt issuance costs	322	296
Net legal settlements and related expenses	-	313
Payments for legal settlements and related expenses	-	(91)
Deferred income taxes	908	1,741
Restructuring costs	-	201
Payments for restructuring costs	(1,659)	(922)
Asset impairments	-	198
Equity-based compensation	4,884	3,636
Excess tax benefits from share-based payment arrangements	(395)	(358)
Provision for doubtful accounts	362	360
Acquisition-related costs	3,691	-
Cash paid for acquisition-related costs	(3,779)	-
Changes in working capital	812	(8,189)
Net cash provided by operating activities from continuing operations	39,067	29,898
Net cash used in operating activities from discontinued operations	(165)	(257)
Net cash provided by operating activities	38,902	29,641

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(15,520)	(17,307)
Other investing activities, net	2,052	(625)
Business acquisitions, net of cash acquired	66	-
Net cash used in investing activities from continuing operations	(13,402)	(17,932)
Net cash used in investing activities from discontinued operations	-	-
Net cash used in investing activities	(13,402)	(17,932)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(83,447)	(31,164)
Proceeds from borrowing arrangements	62,000	26,000
Excess tax benefits of share-based payment arrangements	395	358
Purchases and retirement of treasury stock, at cost	(18,988)	(1,758)
Exercise of stock options	963	-
Net cash used in financing activities from continuing operations	(39,077)	(6,564)
Net cash used in financing activities from discontinued operations	-	-
Net cash used in financing activities	(39,077)	(6,564)

Effect of exchange rate changes on cash and equivalents	548	(830)

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(13,029)	4,315
CASH AND EQUIVALENTS, beginning of period	44,955	20,976
CASH AND EQUIVALENTS, end of period	$31,926	$25,291

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Non-GAAP Operating Income (1)
Operating income, as reported	$10,852	$11,506	$21,219	$23,077
Restructuring costs	-	131	-	201
Excise and sales tax expense	-	77	-	77
Asset impairments	-	54	-	198
Net legal settlements and related expenses	-	220	-	313
Acquisition-related costs	1,786	212	3,691	239
Equity-based compensation	2,657	1,962	4,884	3,636
Amortization	2,484	392	4,967	854
Non-GAAP operating income	$17,779	$14,554	$34,761	$28,595

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$6,133	$8,108	$11,403	$15,289
Elimination of non-recurring tax adjustments and related interest	(167)	(905)	474	(1,162)
Restructuring costs	-	92	-	142
Excise and sales tax expense	-	54	-	54
Asset impairments	-	38	-	140
Net legal settlements and related expenses	-	155	-	221
Acquisition-related costs	1,232	149	2,547	168
Equity-based compensation	1,833	1,383	3,370	2,563
Amortization	1,714	276	3,427	602
Non-GAAP net income from continuing operations	$10,745	$9,350	$21,221	$18,017

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.13	$0.17	$0.24	$0.33
Elimination of non-recurring tax adjustments and related interest	-	(0.02)	0.01	(0.02)
Restructuring costs	-	-	-	-
Excise and sales tax expense	-	-	-	-
Asset impairments	-	-	-	-
Net legal settlements and related expenses	-	-	-	-
Acquisition-related costs	0.03	-	0.05	-
Equity-based compensation	0.04	0.03	0.07	0.05
Amortization	0.04	0.01	0.07	0.01
Non-GAAP diluted EPS from continuing operations	$0.23	$0.20	$0.45	$0.39

(1)	Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items, as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments and related interest, restructuring costs, excise and sales tax expense, asset impairments, net legal settlements and related expenses and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2)	Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

		Impact of
	Q2 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q2 - 14 (Actual)
	(Unaudited, in thousands, except per share data)

Net Revenues	$143,185	$1,102	$144,287
North America Net Revenue	$89,645	$(253)	$89,392
Europe Net Revenue	$36,646	$1,643	$38,289
Asia Pacific Net Revenue	$16,894	$(288)	$16,606
Non-GAAP Operating Income	$17,534	$245	$17,779
Non-GAAP Net Income from Continuing Operations	$10,803	$(58)	$10,745
Non-GAAP Diluted EPS from Continuing Operations	$0.23	$-	$0.23

(3)	Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q2 - 13) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

		Impact of
	Q2 - 14 (Constant currency)	fluctuations in foreign currency exchange rates	Q2 - 14 (Actual)
	(Unaudited, in thousands)

Net Revenues	$143,785	$502	$144,287

(4)	Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 14) average exchange rates.

Organic Growth (5)

		Impact of
	June 30, 2013	fluctuations in foreign currency exchange rates	Acquisitions	Organic net revenue growth	June 30, 2014	Organic net revenue growth rate
	(Unaudited, in thousands, except percentages)

Net Revenues, Three Months Ended	$132,178	$548	$16,689	$(5,128)	$144,287	-3.9%
Net Revenues, Six Months Ended	$261,670	$(9)	$33,598	$(7,733)	287,526	-3.0%

(5)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

Media and Investor Contact:

Sean O’Brien

(404) 262-8462

sean.obrien@pgi.com